UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2003

CDW Computer Centers, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Illinois	0-21796	36-3310735
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

200 N. Milwaukee Ave.
Vernon Hills, Illinois		60061
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 465-6000

Item 5.    Other Events.

The following information is furnished pursuant to Item 5, “Other Events.”

On May 12, 2003, CDW Computer Centers, Inc. (the”Registrant”) issued a press release announcing sales results for April 2003. A copy of the press release is filed as Exhibit 99.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99, Press Release dated May 12, 2003, announcing sales results for April 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW COMPUTER CENTERS, INC.

Date: May 12, 2003	By:	/s/ Barbara A. Klein

Barbara A. Klein
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number     Exhibit

99                            Press release dated May 12, 2003, announcing sales results for April 2003.